SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2002

TSI TELECOMMUNICATION SERVICES INC.
(Exact name of registrant as specified in its charter)

Delaware	333-88168	06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 N. Franklin Street, Suite 700
Tampa, Florida 33602
Telephone: (813) 273-3000
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

ITEM 5.    Other Events

On August 6, 2002 , TSI Telecommunication Services Inc. issued the attached press release.

Exhibits

Exhibit 99 Press Release, dated August 6, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 7, 2002

TSI TELECOMMUNICATION SERVICES INC. (Registrant)

/s/ Raymond L. Lawless
Raymond L. Lawless
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page
99	Press release dated August 6, 2002